UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported):
October 9, 2026

BARK, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39691	85-1872418
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20 Jay Street, Suite 940 Brooklyn, NY		11201 (Zip Code)
(Address of Principal Executive Offices)
(855) 501-2275
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BARK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Principal Accounting Officer

On October 9, 2026, Brian Dostie, principal accounting officer of BARK, Inc. (the “Company”), notified the Company of his decision to resign from the Company, effective October 23, 2026, to pursue another professional opportunity. Mr. Dostie ceased serving as the Company’s principal accounting officer effective October 9, 2026. Mr. Dostie’s resignation is not the result of any disagreement with the Company’s independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure, or internal controls. The Company thanks Mr. Dostie for his service.

Designation of Principal Accounting Officer

As previously disclosed, Anya Hamill has served as the Company’s Chief Financial Officer and principal financial officer since September 8, 2026.

In connection with Mr. Dostie’s resignation, the Company has designated Ms. Hamill to also serve as the Company’s principal accounting officer, effective October 9, 2026. Ms. Hamill’s biographical information and compensation arrangements are described in Item 5.02 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 28, 2026, which is incorporated herein by reference. Ms. Hamill will not receive any additional compensation in connection with this designation.

There is no arrangement or understanding between Ms. Hamill and any other persons pursuant to which she was selected as principal accounting officer. There are no transactions between Ms. Hamill and the Company that would be required to be reported under Item 404(a) of Regulation S-K, and no family relationships exist between Ms. Hamill and any of the Company’s directors or executive officers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARK, Inc.

By:	/s/ Allison Koehler
Name: Allison Koehler
Title: Chief Legal Officer
Date: October 9, 2026